EXHIBIT 10.59
                        FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT, made this 1st day of February, 1998, by and between AMERUS PROPERTIES, INC. (hereinafter called "Landlord") and AMERUS LIFE INSURANCE COMPANY (hereinafter called "Tenant").

                               W I T N E S S E T H:

     WHEREAS, by Lease dated December 1, 1996, Landlord did lease and demise unto Tenant those certain premises, therein more particularly described, for such rentals and upon such terms as more particularly set forth therein (hereinafter the "Lease"); and

     WHEREAS, Tenant desires to lease 19,400 square feet of additional space consisting of the entire second floor of the remaining term of the Lease at $14.20 per square foot; and

     WHEREAS, Landlord is in agreement to lease the additional space on the terms contained herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, it is mutually agreed to amend the Lease as follows:

     1. The definition of Premises shall include 19,400 square feet on the second floor of the AmerUs Life Building.

     2. Additionally, the rent under the additional 19,400 square feet will be at the same rate ($14.20/s.f.) as the balance of the leased square footage. Therefore, additional rent of Twenty-two Thousand Nine Hundred Fifty-six and 67/100 Dollars ($22,956.67) will be due and payable the first day of February, 1998 and on the first day of each month until the expiration of the term of the Lease on November 30, 2001.

     3. Except as set forth herein, said Lease shall remain unchanged and in full force and effect as originally written.

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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representative on the day and year first above written.


LANDLORD:                               TENANT:
AMERUS PROPERTIES, INC.                 AMERUS LIFE INSURANCE COMPANY


By: /s/ Roger W. Langpaul               By: /s/ Thomas C. Godlasky
     Roger W. Langpaul, Vice President       Thomas C. Godlasky
                                             Executive Vice President